TO
THE TRANSFER AGENCY SERVICES AGREEMENT
BETWEEN
GLOBAL X MANAGEMENT COMPANY, LLC
and
BROWN BROTHERS HARRIMAN & CO.
Dated as of 4/14/2011

The following is a list of Funds/Portfolios for which BBH shall serve under a Transfer Agency Services Agreement dated as of 11/07/2008 "the Agreement":

GLOBAL X BRAZIL CONSUMER SECTOR ETF

GLOBAL X BRAZIL FINANCIALS SECTOR ETF

GLOBAL X BRAZIL INDUSTRIALS SECTOR ETF

GLOBAL X BRAZIL MATERIALS SECTOR ETF

GLOBAL X BRAZIL MID-CAP ETF

GLOBAL X BRAZIL UTILITIES SECTOR ETF

GLOBAL X CHINA MATERIALS ETF

GLOBAL X CHINA MID-CAP ETF

GLOBAL X COPPER MINERS ETF

GLOBAL X FUNDS - GLOBAL X CHINA CONSUMER ETF

GLOBAL X FUNDS - GLOBAL X CHINA ENERGY ETF

GLOBAL X FUNDS - GLOBAL X CHINA FINANCIALS ETF

GLOBAL X FUNDS - GLOBAL X CHINA INDUSTRIALS ETF

GLOBAL X FUNDS - GLOBAL X CHINA TECHNOLOGY ETF

GLOBAL X FUNDS - GLOBAL X FTSE NORDIC 30 ETF

GLOBAL X FUNDS - GLOBAL X SILVER MINERS ETF

GLOBAL X/INTERBOLSA FTSE COLOMBIA 20 ETF

GLOBAL X FUNDS - GLOBAL X FTSE NORWAY 30 ETF

GLOBAL X FUNDS - GLOBAL X GOLD EXPLORERS ETF

GLOBAL X FUNDS - GLOBAL X LITHIUM ETF

GLOBAL X FUNDS – GLOBAL X URANIUM ETF

GLOBAL X FUNDS - GLOBAL X ALUMINUM ETF

GLOBAL X FUNDS - GLOBAL X PAKISTAN KSE-30 ETF

GLOBAL X FUNDS - GLOBAL X FTSE ARGENTINA 20 ETF

GLOBAL X FUNDS – GLOBAL X EMERGING AFRICA ETF

GLOBAL X FUNDS - GLOBAL X RUSSELL EMERGING MARKETS GROWTH ETF

GLOBAL X FUNDS - GLOBAL X RUSSELL EMERGING MARKETS VALUE ETF

GLOBAL X FUNDS - GLOBAL X FTSE ANDEAN 30 ETF

GLOBAL X FUNDS - GLOBAL X FTSE ASEAN 40 ETF

GLOBAL X FUNDS - GLOBAL X S&P TSX / VENTURE CANADA ETF

GLOBAL X FUNDS - GLOBAL X PURE GOLD MINERS ETF

GLOBAL X FUNDS - GLOBAL X OIL EQUITIES ETF

GLOBAL X FUNDS - GLOBAL X NEXT 11 ETF

GLOBAL X FUNDS - Global X Fishing Industry ETF

GLOBAL X FUNDS - Global X Food ETF

GLOBAL X FUNDS - Global X Waste Management ETF

GLOBAL X FUNDS - Global X Fertilizers / Potash ETF

GLOBAL X FUNDS - Global X Germany Small Cap ETF

GLOBAL X FUNDS - Global X Mexico Small ETF

GLOBAL X FUNDS - Global X UK Small Cap ETF

GLOBAL X FUNDS - Global X Canada PreferredS ETF

IN WITNESS WHEREOF, each of the parties hereto has caused this to be executed in its name and on behalf of each such Fund/Portfolio.

GLOBAL X MANAGEMENT COMPANY, LLC

BY:_________________________________
NAME:
TITLE: